EXECUTION VERSION

Exhibit 10.22

WILLIAMS PARTNERS L.P.
$1,000,000,000 of Common Units Representing Limited Partner Interests
Amendment to Equity Distribution Agreement
June 17, 2015
Citigroup Global Markets Inc.
Barclays Capital Inc.
J.P. Morgan Securities LLC
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Scotia Capital (USA) Inc.
Deutsche Bank Securities Inc.
Morgan Stanley & Co. LLC
Mizuho Securities USA Inc.
Mitsubishi UFJ Securities (USA), Inc.
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:
THIS AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT (the “Amendment”), is made and entered into as of June 17, 2015, by and among Williams Partners L.P., a Delaware limited partnership (the “Partnership”), WPZ GP LLC, a Delaware limited liability company (the “General Partner”), and Citigroup Global Markets Inc., Barclays Capital Inc., J.P. Morgan Securities LLC, UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Scotia Capital (USA) Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. LLC, Mizuho Securities USA Inc. and Mitsubishi UFJ Securities (USA), Inc. (the “Managers”). The Partnership and the General Partner are herein referred to as the “Williams Parties.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Equity Distribution Agreement (as defined below).
WHEREAS, each of the Williams Parties and the Managers are parties to an Equity Distribution Agreement, dated March 6, 2015, as amended (the “Equity Distribution Agreement”), with respect to the offering and sale of up to $1,000,000,000 of Common Units;
WHEREAS, each of the Williams Parties and the Managers, by executing this agreement, hereby consent to the amendment of the Equity Distribution Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Williams Parties and the Managers agree as follows:
SECTION 1.Amendment to Equity Distribution Agreement.
(a)Section 3(a)(viii) of the Equity Distribution Agreement is hereby amended by inserting the phrase “with respect to each of which the General Partner is obligated to deliver a certificate pursuant to Section 6(f) hereof” immediately following the phrase “At each Applicable Time, Settlement Date and Representation Date (as defined in Section 4(k))”.
(b)    Section 4(k) of the Equity Distribution Agreement is hereby amended by inserting the following sentences immediately following the phrase “supplemented to the time of delivery of such certificate.”:
“The requirement to provide a certificate under this Section 4(k) shall be waived for any Representation Date occurring at a time at which no instruction by the Partnership to any Manager to sell Common Units under this Agreement is in effect, which waiver shall continue until the earlier to occur of the date the Partnership delivers an instruction to any Manager to sell Common Units pursuant to Section 3(a) hereof (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date for which no waiver is made; provided, however, that such waiver shall not apply for any Representation Date on which the Partnership files its annual report on Form 10-K; provided, further, that the Partnership may elect, in its sole discretion, to provide a certificate under this Section 4(k) and thereby satisfy its obligations hereunder, notwithstanding the fact that no instruction by the Partnership to the Managers to sell Common Units under this Agreement is in effect. Notwithstanding the foregoing, if the Partnership subsequently decides to sell Common Units following a Representation Date when the Partnership relied on such waiver and did not provide the Managers with a certificate under this Section 4(k), then not less than five Business Days prior to the date the Partnership delivers an instruction pursuant to Section 3(a) or any Manager sells any Common Units, the General Partner shall provide the Managers with notice of the Partnership’s intention to deliver an instruction to such Manager to sell Common Units pursuant to Section 3(a) hereof. On the Representation Date following such notice, the General Partner shall provide the Managers with a certificate of the same tenor as the certificate referred to in Section 6(f) of this Agreement.”

(c)    The Equity Distribution Agreement is further amended by replacing the phrase “each Representation Date” each time such phrase appears in Sections 4(l), 4(m), 4

(n) and 4(o) with the phrase “each Representation Date with respect to which the General Partner is obligated to deliver a certificate pursuant to Section 6(f) hereof”.
(d)    Section 4(p) of the Equity Distribution Agreement is hereby amended and restated in its entirety as follows:
“On the First Representation Date, upon the recommencement of the offering of the Offered Units under this Agreement following the termination of a suspension of sales hereunder, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional amended financial information, (ii) the Offered Units are delivered to any Manager as principal at a Time of Delivery pursuant to a Terms Agreement and such delivery is required by the Terms Agreement, (iii) the Partnership files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, or (iv) at any Manager’s request and upon reasonable advance notice to the Partnership, there is filed with the Commission any document which contains financial information (other than an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q) incorporated by reference into the Prospectus, (such recommencement date and each such date referred to in (i), (ii), (iii) and (iv) above, an “Auditor Representation Date”) the Partnership shall cause the Auditors to each furnish the Managers a letter, dated the date of the First Representation Date or such Auditor Representation Date, as the case may be, in form satisfactory to the Managers, of the same tenor as the letter referred to in Section 6(g) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter. The requirement to provide a letter or letters under this Section 4(p) shall be waived for any Auditor Representation Date occurring at a time at which no instruction by the Partnership to any Manager to sell Common Units under this Agreement is in effect, which waiver shall continue until the earlier to occur of the date the Partnership delivers an instruction to any Manager to sell Common Units pursuant to Section 3(a) hereof (which for such calendar quarter shall be considered an Auditor Representation Date) and the next occurring Auditor Representation Date for which no waiver is made; provided, however, that such waiver shall not apply for any Auditor Representation Date on which the Partnership files its annual report on Form 10-K; provided, further, that the Partnership may elect, in its sole discretion, to cause the Auditors to provide the Managers a letter or letters under this Section 4(p) and thereby satisfy its obligations hereunder, notwithstanding the fact that no instruction by the Partnership to the Managers to sell Common Units under this Agreement is in effect. Notwithstanding the foregoing, if the Partnership subsequently decides to sell Common Units following an Auditor Representation Date when the Partnership relied on such waiver and did not cause the Auditors to provide the Managers with a letter or letters under this Section 4(p), then not less than five Business Days prior to the date the

Partnership delivers an instruction pursuant to Section 3(a) or any Manager sells any Common Units, the General Partner shall provide the Managers with notice of the Partnership’s intention to deliver an instruction to such Manager to sell Common Units pursuant to Section 3(a) hereof. On the Auditor Representation Date following such notice, the General Partner shall cause the Auditors to each furnish the Managers a letter, dated the date of the Auditor Representation Date, in form satisfactory to the Managers, of the same tenor as the letter referred to in Section 6(g) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.”
(e)    Section 4(r) of the Equity Distribution Agreement is hereby amended by replacing the phrase “each Representation Date thereafter” with the phrase “each Representation Date thereafter with respect to which the General Partner is obligated to deliver a certificate pursuant to Section 6(f) hereof” and Section 4(r) of the Equity Distribution Agreement is hereby further amended by inserting the phrase “(which cooperation, for any Representation Date directly following a Representation Date for which a waiver of the requirement to deliver a certificate under Section 4(k) hereof applied, shall be for a period of no less than five Business Days)” immediately following the phrase “The Partnership shall cooperate timely”.
SECTION 2.Representations and Warranties. Each of the Williams Parties, jointly and severally, represents and warrants to, and agrees with the Managers as set forth below in this Section 2.
(a)Each of the Williams Parties that is a party to this Amendment has all requisite power and authority to execute and deliver this Amendment and perform its respective obligations hereunder. The Partnership has all requisite limited partnership power and authority to offer, sell and deliver the Common Units in accordance with and upon the terms and conditions set forth in the Equity Distribution Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus. At each Representation Date and each Settlement Date, all limited partner and limited liability company action, as the case may be, required to be taken by any of the Williams Parties or any of their members or partners for the authorization, offering, sale and delivery of the Common Units and the consummation of the transactions contemplated by the Equity Distribution Agreement shall have been validly taken.
(b)This Amendment has been duly authorized, executed and delivered by the Williams Parties.
(c)The representations and warranties of the Williams Parties contained in the Equity Distribution Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof.

SECTION 3.Effectuation. The amendments contemplated by this Amendment shall be deemed effective as of March 31, 2015 upon the execution of this Amendment by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.
SECTION 4.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
SECTION 5.Effect on Agreement. Except as specifically modified herein, the Equity Distribution Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Equity Distribution Agreement to the “Agreement” shall mean the Equity Distribution Agreement as modified by this Amendment.
SECTION 6.Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.
SECTION 7.Further Assurances. Each party to this Amendment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Amendment.
SECTION 8.Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO IS GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD APPLY THE LAWS OF ANY OTHER STATE. THE WILLIAMS PARTIES AND THE MANAGERS EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF EITHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO OR ARISING OUT OF THE TERMS OF THIS AMENDMENT AND THE OFFERING CONTEMPLATED HEREBY.
SECTION 9.Other Miscellaneous Terms. The provisions of Sections 8-10, 13 and 15-21 of the Equity Distribution Agreement shall apply mutatis mutandis to this Amendment, and to the Equity Distribution Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.
[Signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Williams Parties and the Managers.
Very truly yours,

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC, its general partner

By:    /s/ Peter S. Burgess
Name: Peter S. Burgess
    Title: Treasurer

WPZ GP LLC

By:    /s/ Peter S. Burgess
Name: Peter S. Burgess
Title: Treasurer

Signature Page to Amendment to Equity Distribution Agreement

The foregoing Amendment is hereby confirmed
and accepted as of the date first written above.

CITIGROUP GLOBAL MARKETS INC.

By:    /s/ Sonu Johl
    Name: Sonu Johl
    Title: Vice President

BARCLAYS CAPITAL INC.

By:    /s/ Michael Cornier
    Name: Michael Cornier
    Title: Managing Director

J.P. MORGAN SECURITIES LLC

By:    /s/ Adam S. Rosenblum
    Name: Adam S. Rosenblum
    Title: Executive Director

UBS SECURITIES LLC

By:    /s/ Jane Dabney
    Name: Jane Dabney
    Title: Managing Director

By:    /s/ Bimal Amin
    Name: Bimal Amin
    Title: Director

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:    /s/ Michael Cannon
    Name: Michael Cannon
    Title: Managing Director

Signature Page to Amendment to Equity Distribution Agreement

SCOTIA CAPITAL (USA) INC.

By:    /s/ Joshua Weismer
    Name: Joshua Weismer
    Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:    /s/ Young Kim
    Name: Young Kim
    Title: Managing Director

By:    /s/ Stephen Lambrix
    Name: Shephen Lambrix
    Title: Director

MORGAN STANLEY & CO. LLC

By:    /s/ Aaron R. Hoover
    Name: Aaron R. Hoover
    Title: Managing Director

MIZUHO SECURITIES USA INC.

By:    /s/ Ashish Sanghrajka
    Name: Ashish Sanghrajka
    Title: Managing Director

MITSUBISHI UFJ SECURITIES (USA), INC.

By:    /s/ David McMillan
    Name: David McMillan
    Title: Managing Director
Head of Equity Capital Markets

Signature Page to Amendment to Equity Distribution Agreement